SECOND AMENDMENT TO LOAN DOCUMENTS

         THIS SECOND AMENDMENT TO LOAN AGREEMENT; SECURITY AGREEMENT; and PLEDGE AGREEMENT (this "Amendment") is made as of January 14, 1999 among PNC Bank National Association ("Lender") having offices at One Garret Mountain Plaza, West Paterson, New Jersey 07424, Inmark Enterprises, Inc., a Delaware corporation ("Enterprises"), U.S. Concepts, Inc., a Delaware corporation, ("USC"), Inmark Services, Inc. a Delaware corporation ("Services"), and Optimum Group, Inc., an Ohio corporation (formerly, OG Acquisition Corp.) ("New OGI" and together with Services and USC, the "Borrower"). Enterprises, USC, Services, and New OGI are collectively referred to herein as the "Inmark Group".

                             PRELIMINARY STATEMENT:

         A. Lender, Enterprises, Services and New OGI entered into a Loan Agreement dated as of March 31, 1998 (as amended by a First Amendment to Loan Documents dated as of December 29, 1998, to which USC became a party, and as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Agreement"), pursuant to which, among other things, Lender agreed to make (i) Revolving Loans to Services and New OGI in the aggregate principal amount at any one time outstanding not to exceed $5,000,000 and (ii) a term loan to Services and New OGI in the principal amount of $5,000,000, all upon the terms and subject to the conditions set forth therein.

         B. Enterprises, Services and New OGI entered into a Security Agreement in favor of Lender dated as of March 31, 1998 (as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Security Agreement").

         C. Enterprises, Services and New OGI entered into a Pledge Agreement in favor of Lender dated as of March 31, 1998 (as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Pledge Agreement").

         D. Enterprises entered into a Guaranty in favor of Lender dated as of March 31, 1998 (as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Guaranty").

         E. Enterprises, Services, New OGI and USC have each requested that Lender increase the aggregate principal amount of the Revolving Loans to Services, USC and New OGI by $2,000,000 so that the aggregate principal amount at any one time outstanding is not to exceed $7,000,000 until December 31, 1999, at which time the amount of the Revolving Loans shall be reduced to $5,000,000.

         E. Lender has agreed to the increase of the Revolving Loans upon the condition, among others, that each member of the Inmark Group executes and delivers this Amendment.





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                                   AGREEMENT:

1. Definitions. Capitalized terms used in this Amendment shall have the same meanings given them in the Agreement, unless otherwise defined herein.


2. Section 1.1 (a) of the Loan Agreement is hereby amended to delete "$5,000,00" in the sixth line and substitute "$7,000,000" therefor

3. Certain Representations and Warranties. In order to induce the Lender to enter into this Amendment, each member of the Inmark Group hereby represents and warrants to the Lender that after giving effect to the transactions contemplated by the Proposed Transaction:

         a. no Event of Default, or any event which, with the giving of notice, the lapse of time, or both, or the occurrence of any other condition, would constitute an Event of Default, has occurred and is continuing;

         b. the Agreement, the Security Agreement, the Pledge Agreement and each of the other Loan Documents (as amended by this Amendment), after giving effect to this Amendment, continue to be in full force and effect and to constitute the legal, valid and binding obligations of each member of the Inmark Group that is a party thereto, enforceable against each member of the Inmark Group in accordance with their respective terms; and

         c. the representations and warranties made by each member of the Inmark Group in or pursuant to the Agreement, the Security Agreement, the Pledge Agreement or any other Loan Document (in each case as amended by this Amendment), or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, are each true and correct in on and as of the date hereof, as though made on and as of such date.


4.       Certain Acknowledgments.

         The parties acknowledge and agree that the term "Loan Documents" includes any Documents relating to any derivative, swap or other similar transactions entered into by any member of the Inmark Group in relation to or in connection with the other Loan Documents, and correspondingly, the term
"Obligations" as used in the Loan Documents, includes all the liabilities and obligations under such Documents relating to such derivative, swap or other similar transactions.

5. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction of the following conditions:


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                  a. Note.  In exchange for the Amended and  Restated  Revolving
Note dated December 29, 1998 as of March 31, 1998, Lender shall have received a Second Amended and Restated Revolving Note payable to the order of Lender, conforming to the requirements hereof and executed by (a) duly authorized officer(s) of Borrower.

                  b. Certain Other Loan Documents. Lender shall have received each of the following, duly executed and delivered by the parties thereto (other than Lender) and each of which shall be in full force and effect.

                  c. Fees and Expenses. The Inmark Group shall have paid all expenses of Lender, including, without limitation, an amendment fee in the amount of $10,000, reasonable counsel fees, in connection with the preparation, execution and delivery of this Amendment and all other documents and instruments to be executed and delivered pursuant hereto or in connection herewith, and the transactions contemplated hereby.

                  d. Certificate of Secretary of Assistant Secretary. Lender shall have received a certificate from the Secretary or an Assistant Secretary of each member of the Inmark Group, dated the Closing Date, certifying (as applicable) that or as to (i) attached to each such certificate is a true, complete and correct copy of the resolutions of the Board of Directors of such member of the Inmark Group authorizing among other things the execution, delivery and performance of this Amendment and (ii) such resolutions have not been amended, modified, revoked or rescinded since the dates on which they were adopted and (iii) the incumbency and signature of each officer signing this Amendment and any other certificate or other document to be delivered pursuant hereto (and another officer of such member of the Inmark Group shall certify as to the incumbency of such Secretary or Assistant Secretary).

                  e.  Recordings  and  Filings;  Other  Actions.  Any  documents
(including, without limitation, financing statements and an assignment of registered intellectual property) required to be filed, registered or recorded (and that have not already been so filed, registered or recorded) in order to create, in favor of Lender a perfected Lien against the Collateral thereunder with respect to which a Lien may be perfected by a filing under the Uniform Commercial Code or any other applicable law shall have been delivered to Lender duly executed by the appropriate member of the Inmark Group and shall be in proper form to be filed, registered or recorded in each office in each jurisdiction required in order to create in favor of Lender a perfected Lien on the respective Collateral described therein having the priority purported to be granted thereby. Lender shall have also received evidence that all necessary
filing  fees  and  all  taxes  or  other  expenses   related  to  such  filings,
registrations or recordings will be paid in full. Lender shall have received evidence that all other actions necessary or, in the opinion of Lender, desirable to perfect the Liens created by the Loan Documents have been taken.

                  f. No Legal Restraints. There shall be no (i) litigation, investigation or other proceeding of or before any Governmental Authority pending or, to the best of knowledge of each member of the Inmark Group, threatened against any member of the Inmark Group or any of its properties or revenues that could have a Material Adverse Effect or (ii) injunction, writ, restraining order or any order of any nature issued by any Governmental Authority directing that the transactions provided for in this Amendment not be consummated as therein provided.





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                  g. Additional  Matters.  Lender shall have received such other certificates, opinions, documents and instruments relating to the transactions contemplated by this Amendment as it may have reasonably requested, and all corporate and other proceedings and all other documents (including, all documents referred to herein and not appearing as exhibits hereto) and legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to Lender and its counsel.

6. Counterparts. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement.

7. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

8. Effect of Amendment. From and after the effectiveness hereof, all references to the Agreement, the Security Agreement and the Pledge Agreement in the other Loan Documents shall mean the Agreement, the Security Agreement and the Pledge Agreement, respectively, as amended and modified by this Amendment.

9. Ratification. Except as amended and otherwise modified by this Amendment, the Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.


                            [signature page follows]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                      PNC BANK NATIONAL ASSOCIATION



                      By: /s/ Charles W. Jones
                         -----------------------
                      Name/Title:  Charles W. Jones, VP


                      INMARK ENTERPRISES, INC.



                      By: /s/ John P. Benfield
                         -----------------------
                      Name/Title:  John P. Benfield, CEO


                      U.S. CONCEPTS, INC.
                      (a Delaware corporation)



                      By: /s/ Brian Murphy
                         -----------------------
                      Name/Title:  Brian Murphy, President


                      INMARK SERVICES, INC.



                      By: /s/ John P. Benfield
                         -----------------------
                      Name/Title:  John P. Benfield, CEO


                      OPTIMUM GROUP, INC.



                      By: /s/ Thomas E. Lachenman
                         -----------------------
                      Name/Title:  Thomas E. Lachenman, CEO


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